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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): JULY 25, 2005

                         MAX & ERMA'S RESTAURANTS, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

    Delaware                   0-11514                      31-1041397
(STATE OR OTHER             (COMMISSION                   (IRS EMPLOYER
JURISDICTION OF             FILE NUMBER)                IDENTIFICATION NO.)
INCORPORATION)

                              4849 Evanswood Drive
                               Columbus, OH 43229
                                 (614) 431-5800
               (ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER
                       INCLUDING AREA CODE OF REGISTRANT'S
                          PRINCIPAL EXECUTIVE OFFICES)

                                 Not Applicable
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 1.01   ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

      Max & Erma's Restaurants, Inc. (the "Company") and Bonnie Brannigan, the Company's former Vice President of Marketing and Strategic Planning, entered into an independent contractor consulting agreement (the "Consulting Agreement"), on July 25, 2005. Ms. Brannigan resigned as the Company's Vice President of Marketing and Strategic Planning, effective July 25, 2005. Pursuant to the Consulting Agreement, the Company will engage Ms. Brannigan as an independent contractor consultant from July 25, 2005 to January 25, 2006 for a minimum of 260 hours at the rate of $125.00 per hour. The Consulting Agreement is attached as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated into this Item 1.01 by reference.

ITEM 1.02   TERMINATION OF A MATERIAL DEFINITIVE AGREEMENT.

      On July 25, 2005, Bonnie Brannigan tendered her resignation letter (a "Resignation Letter") to the Company, under which Ms. Brannigan resigned as the Company's Vice President of Marketing and Strategic Planning, effective July 25, 2005.

      The Resignation Letter terminates the Company's severance agreement with Ms. Brannigan, which provided for certain severance benefits following termination of employment after a change in control of the Company. Ms. Brannigan's severance agreement was previously filed as Exhibit 10(o) to the Company's Annual Report on Form 10-K for the year ended October 31, 1999, and is incorporated into this Item 1.02 by reference.

ITEM 8.01   OTHER EVENTS.

      The Board of Directors of the Company appointed Robert Lindeman as the Company's Executive Vice President and Chief Development Officer, effective July 25, 2005.

ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS.

      (c)   EXHIBITS.

        Exhibit No.                           Description

          10.1 Independent Contractor Consulting Agreement, dated July 25, 2005, between Max & Erma's Restaurants, Inc. and Bonnie Brannigan

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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     MAX & ERMA'S RESTAURANTS, INC.

Date: July 28, 2005                  By: /s/ William C. Niegsch, Jr.
                                         -----------------------------
                                         William C. Niegsch, Jr., Executive Vice
                                         President and Chief Financial Officer

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                                  EXHIBIT INDEX

Exhibit No.                             Description

  10.1 Independent Contractor Consulting Agreement, dated July 25, 2005, between Max & Erma's Restaurants, Inc. and Bonnie Brannigan